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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                  ------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 31, 1999



                                  SIMCALA, INC.
               (Exact name of registrant as specified in charter)

           DELAWARE                             333-53791                        34-1780941
       (State or other                  (Commission file number)              (I.R.S. Employer
jurisdiction of incorporation)                                               Identification No.)

                             OHIO FERRO ALLOYS ROAD
                            MT. MEIGS, ALABAMA 36057
                    (Address of principal executive offices)
                                 (334) 215-7560
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

         On March 31, 1999, SIMCALA, Inc. (the "Company") issued a press release announcing the release of its 1998 financial results. The press release issued in connection therewith is filed herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Exhibits

         Exhibit No.       Description
         -----------       -----------
         99.1              Press Release of the Company dated March 31, 1999
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SIMCALA, INC.


Date:  April 6, 1999                    By:    /s/ R. Myles Cowan
                                           --------------------------------
                                             R. Myles Cowan
                                             Vice President of Finance























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                                INDEX TO EXHIBITS


Exhibit
-------

99.1        Press Release of the Company dated March 31, 1999